                                                                   EXHIBIT 24(a)
                             WACHOVIA CORPORATION

                              POWER OF ATTORNEY



        KNOW ALL MEN BY THESE PRESENTS:

     We, the undersigned directors of Wachovia Corporation, and each of us, do hereby make, constitute and appoint Kenneth W. McAllister and Alice Washington Grogan, and each of them (either of whom may act without the consent or joinder of the other), our attorneys-in-fact and agents with full power of substitution for us and in our name, place and stead, in any and all capacities, to file a Registration Statement on Form S-3 or other applicable form, relating to an offering of $1,000,000,000 of the Corporation's subordinated debt securities, with the Securities and Exchange Commission, and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, we the undersigned have executed this Power of Attorney this 27th day of October, 1995.


/s/ L. M. Baker, Jr.                      /s/ Rufus C. Barkley, Jr.
- ---------------------------------         ----------------------------------
L. M. Baker, Jr.                          Rufus C. Barkley, Jr.

/s/ Crandall C. Bowles                    /s/ John L. Clendenin
- ---------------------------------         ----------------------------------
Crandall C. Bowles                        John L. Clendenin

/s/ Lawrence M. Gressette, Jr.            /s/ Thomas K. Hearn, Jr.
- ---------------------------------         ----------------------------------
Lawrence M. Gressette, Jr.                Thomas K. Hearn, Jr.

/s/ W. Hayne Hipp                         /s/ Robert M. Holder, Jr.
- ---------------------------------         ----------------------------------
W. Hayne Hipp                             Robert M. Holder, Jr.

/s/ Donald R. Hughes                      /s/ John G. Medlin, Jr.
- ---------------------------------         ----------------------------------
Donald R. Hughes                          John G. Medlin, Jr.

/s/ James W. Johnston                     /s/ Herman J. Russell
- ---------------------------------         ----------------------------------
James W. Johnston                         Herman J. Russell

/s/ Wyndham Robertson                     /s/ Charles McKenzie Taylor
- ---------------------------------         ----------------------------------
Wyndham Robertson                         Charles McKenzie Taylor

/s/ Sherwood H. Smith, Jr.
- ---------------------------------
Sherwood H. Smith, Jr.


                             WACHOVIA CORPORATION

                              POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS:

     I, the undersigned director of Wachovia Corporation, do hereby make, constitute and appoint Kenneth W. McAllister and Alice Washington Grogan, and each of them (either of whom may act without the consent or joinder of the other), my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to file a Registration Statement on Form S-3 or other applicable form, relating to an offering of $1,000,000,000 of the Corporation's subordinated debt securities, with the Securities and Exchange Commission, and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this Power of Attorney this 19th day of June, 1996.

                                             /s/ John C. Whitaker, Jr.
                                             -------------------------
                                             John C. Whitaker, Jr.